                              Ownership Percentages

                                                       AS OF: December 21, 1998

                                 HONEYWELL INC.
                                   AFFILIATES

A                                      %
I                    COUNTRY         OWNED                                     COMPANY*
-                    -------         -----                                     -------
I         UNITED STATES: CALIF        100          HONEYWELL ADVANCED SYSTEMS INC.
A         UNITED STATES: DEL          100          HONEYWELL ASIA PACIFIC INC.
A         KOREA                        50               LG-HONEYWELL CO., LTD.  (JOINT VENTURE)
A         CHINA                        40               BEIJING HONEYWELL ENERGY SAVING EQUIPMENT COMPANY LTD.
                                                          (JOINT VENTURE)
A         INDIA                        40.62            TATA HONEYWELL LIMITED (JOINT VENTURE)
A         JAPAN                        21.7             YAMATAKE CORPORATION (JOINT VENTURE)
A         JAPAN                        76.9                  YAMATAKE & CO., LTD.
A         JAPAN                        50                    TAISHIN CO., LTD.
A         JAPAN                       100                    YAMATAKE BUILDING SYSTEMS CO., LTD.
A         JAPAN                       100                    YAMATAKE INDUSTRIAL SYSTEMS CO., LTD.
A         JAPAN                       100                    YAMATAKE CONTROL PRODUCTS CO., LTD.
A         JAPAN                       100                    YAMATAKE TECHNO-SYSTEMS CO., LTD.
A         CHINA                       100                    DALIAN YAMATAKE CONTROL INSTRUMENTS CO., LTD.
A         CHINA                        60                    SHANGHAI YAMATAKE-SIC BUILDING AUTOMATION CO., LTD.
A         CHINA                        52.9                  BEIJING YAMATAKE-SIC CONTROL SYSTEMS CO., LTD.
A         CHINA                        60                    SHANGHAI YAMATAKE JINSHAN CONTROL INSTRUMENTS CO., LTD.
A         THAILAND                     49                    YAMATAKE-HONEYWELL (THAILAND) CO., LTD.
A         SINGAPORE                   100                    YAMATAKE CONTROLS SINGAPORE PTE. LTD.
A         PHILIPPINES                 100                    YAMATAKE PHILIPPINES, INC.
A         INDONESIA                    55                    PT. YAMATAKE BERCA INDONESIA
A         UNITED STATES: ARIZONA      100                    YCV CORPORATION
A         UNITED STATES: DEL          100          HONEYWELL BUILDING MANAGEMENT SERVICES INC.
A         UNITED STATES: DEL          100          HONEYWELL CHINA INC.
I         UNITED STATES: MINN         100          HONEYWELL COMMUNICATIONS COMPANY
I         UNITED STATES: DEL          100          HONEYWELL DISC INC.
A         UNITED STATES: DEL          100          HONEYWELL EUROPE INC.
A         UNITED STATES: DEL          100          HONEYWELL FINANCE INC.
A         UNITED STATES: DEL          100               HONEYWELL FINANCE INTERNATIONAL INC.
I         UNITED STATES: DEL          100          HONEYWELL HIGH-TECH TRADING INC.
A         BRAZIL                       50               HONEYWELL DO BRASIL & CIA. (PARTNERSHIP)
                                                            [OTHER PARTNER IS HONEYWELL OVERSEAS FINANCE CO., OWNING 50%]
A         UNITED STATES: DEL          100          HONEYWELL OVERSEAS FINANCE COMPANY
A         UNITED STATES: DEL          100          HONEYWELL REALTY, INC.
A         UNITED STATES: MASS         100          HONEYWELL DMC SERVICES, INC.
A         UNITED STATES: DEL          100          HONEYWELL TCAS INC.
A         UNITED STATES: DEL           50          CONTROL SYSTEMS CONTRACTING AND CONSULTING L.L.C.
                                                        [OTHER 50% OWNERSHIP IS HELD BY MINNEAPOLIS-HONEYWELL
                                                        REGULATOR COMPANY, INC.]
A         UNITED STATES: MASS         100          HONEYWELL CONSUMER PRODUCTS, INC.
A         UNITED STATES: MASS         100               HONEYWELL CONSUMER PRODUCTS (CANADA) INC.
A         AUSTRIA                     100               HONEYWELL AUSTRIA HAUSTECHNIK GmbH
A         GERMANY                     100               HONEYWELL HAUSGERATE GmbH
A         HONG KONG                   100               HONEYWELL CONSUMER PRODUCTS (HONG KONG) LIMITED
A         HONG KONG                   100                    HONEYWELL CONSUMER PRODUCTS REALTY LIMITED
A         CHINA                       100                    DURACRAFT ELECTRICAL (SHENZHEN) CO. LTD.
A         CHINA                       100                    HONEYWELL MOULDING (SHANGHAI) CO. LTD.
A         PORTUGAL                     74.3                  HONEYWELL IBERICA - PRODUTOS DE CONSUMO, S.A.  [ALSO HONEYWELL
                                                                   CONSUMER PRODUCTS, INC. OWNS 25.7%]
A         UNITED STATES:  DEL         100          HONEYWELL DATA INSTRUMENTS, INC.
A         UNITED STATES: CALIF        100               DATA INSTUMENTS ADVANCED SILICON GROUP, INC.
A         UNITED STATES: MASS          50               DATA INSTRUMENTS CRITICAL FLUID GROUP LLC
A         UNITED STATES: MASS         100               DATA INSTRUMENTS INTERNATIONAL, INC.
A         UNITED STATES: MASS         100               DATA INSTRUMENTS SECURITIES CORP.
A         UNITED STATES: DEL           51               STAMPING SUPPORT SYSTEMS, INC. (JOINT VENTURE)
A         UNITED STATES: MASS         100               WS INDUSTRIES, INC.


A                                      %
I                    COUNTRY         OWNED                                     COMPANY*
-                    -------         -----                                     -------

A         UNITED STATES: V.I.         100               DATA INSTRUMENTS INTERNATIONAL, INC.
I         ENGLAND                     100               DATA INSTRUMENTS UK LTD.
A         FRANCE                       99.4             DATA INSTRUMENTS FRANCE SA
A         GERMANY                     100               DATA INSTRUMENTS GmbH
A         JAPAN                       100               NIPPON DATA INSTRUMENTS KK
A         UNITED STATES: DEL          100          HONEYWELL-MEASUREX CORPORATION
A         UNITED STATES: CALIF        100               HONEYWELL-MEASUREX SYSTEMS, INC.
A         JAPAN                       100               HONEYWELL-MEASUREX K.K.
I         UNITED STATES: CALIF        100               MEASUREX AUTOMATION SYSTEMS, INC.
A         ENGLAND                     100               DMC (UK) LIMITED
A         UNITED STATES: CALIF        100               HONEYWELL-MEASUREX INTERNATIONAL CORPORATION
A         UNITED STATES: CALIF        100                    HONEYWELL-MEASUREX LATIN AMERICA
A         MEXICO                       51                         MEASUREX  S.A. DE C.V. [OTHER 49% OWNERSHIP IS HELD BY HONEYWELL-
                                                                     MEASUREX INTERNATIONAL CORPORATION.]
A         BRAZIL                      100                    HONEYWELL-MEASUREX DO BRAZIL LTDA.
A         VENEZUELA                   100                    MEASUREX DE VENEZUELA, C.A.
A         UNITED STATES: CALIF        100                    HONEYWELL-MEASUREX ASIA, INC.
A         UNITED STATES: CALIF        100                    HONEYWELL-MEASUREX KOREA, INC.
A         UNITED STATES: CALIF        100                    MEASUREX TAIWAN, INC.
A         SINGAPORE                   100                    MAP RESULTS PTE. LTD.
A         NEW ZEALAND                 100                    MEASUREX SYSTEMS N.Z. LTD.
A         AUSTRALIA                   100                    MEASUREX PTY. LTD.
A         IRELAND                     100                    HONEYWELL-MEASUREX (IRELAND) LTD.
A         IRELAND                     100                         HONEYWELL-MEASUREX IRELAND FINANCE
A         FRANCE                      100                    HONEYWELL-MEASUREX S.A.R.L.
A         AFRICA                      100                    MEASUREX AFRICA (PTY.) LTD.
A         NETHERLANDS                 100                    MEASUREX B.V.
A         PORTUGAL                    100                    HONEYWELL PORTUGAL AUTOMACAO E CONTROLE, LDA.
A         PORTUGAL                    100                          ARCLASSE, SERVICO TOTAL DE CLIMATIZACAO S.A.
A         TURKEY                      100                    HONEYWELL-MEASUREX OLCUM ALETLERI TICARET LIMITED SIRKETI
A         UNITED STATES: IL            49          FOSTER/HONEYWELL JOINT VENTURE (PARTNERSHIP)
A         UNITED STATES: CALIF        100          HUGHEY & PHILLIPS, INC.
A         UNITED STATES: DEL           50          GE/MICRO SWITCH CONTROL INC. (JOINT VENTURE)
I         UNITED STATES: DEL          100          MINNEAPOLIS-HONEYWELL REGULATOR COMPANY, INC.
A         UNITED STATES: MASS         100          PHOENIX CONTROLS CORPORATION
A         UNITED STATES: V.I.         100               PHOENIX CONTROLS INTERNATIONAL SALES CORPORATION
A         SWITZERLAND                 100               PHOENIX CONTROLS AG
A         GERMANY                     100               PHOENIX CONTROLS GmbH
I         UNITED STATES: CALIF        100          TETRA TECH SYSTEMS, INC.
I         UNITED STATES: CALIF        100          TETRA TECH MANAGEMENT SERVICES, INC.
I         SAUDI ARABIA                 75               SAUDI ARABIAN TETRA TECH LIMITED
A         UNITED STATES: TEXAS        100          THERMAL CONTROL INC.
A         UNITED STATES: CALIF        100          WESTINGHOUSE SECURITY ELECTRONICS, INC.
A         NETHERLANDS                 100               WESTINGHOUSE SECURITY ELECTRONICS EUROPE B.V.
A         UNITED STATES: DEL          100          HONEYWELL ELECTRONICS CORPORATION
A         UNITED STATES: DEL          100               COEUR D'ALENE DEVELOPMENT INC.
A         ENGLAND                     100          HONEYWELL HOLDINGS LIMITED
A         ENGLAND                     100               HONEYWELL CONSUMER PRODUCTS LIMITED
A         ENGLAND                     100               HONEYWELL MEASUREX LIMITED
A         ENGLAND                      99.999           HONEYWELL LIMITED  [OTHER .001% OWNERSHIP IS HELD BY MINNEAPOLIS-
                                                           HONEYWELL REGULATOR COMPANY, INC.]
A         ENGLAND                     100                    HONEYWELL CONTROL SYSTEMS LIMITED
A         AFRICA                      100                         HONEYWELL SOUTHERN AFRICA (PROPRIETARY) LIMITED
A         BOTSWANA                    100                              HONEYWELL BOTSWANA (PTY.) LIMITED
A         ENGLAND                     100                         ELM HOLDINGS LTD.
A         ENGLAND                     100                               ELM LTD.
A         ENGLAND                      29                                     GLOBAL PANELS LTD.
A         IRELAND                      60                                     ELM ELECTRONIC CONTROLS LIMITED
A         UNITED STATES:  DEL         100                                     ELM CONTROLS INC.


A                                      %
I                    COUNTRY         OWNED                                     COMPANY*
-                    -------         -----                                     -------

A         FRANCE                      100                                     ORME S.A.
A         ENGLAND                     100                    HONEYWELL LINCOLD HOLDINGS LIMITED
A         ENGLAND                     100                         HONEYWELL LCL DESIGN & MANAGEMENT LIMITED
A         ENGLAND                     100                         HONEYWELL LINCOLD REFRIGERATION SYSTEMS LIMITED
A         ENGLAND                     100                    HONEYWELL AVIONICS SYSTEMS LIMITED
A         ENGLAND                      50                              INTALOGIK LIMITED (JOINT VENTURE)
A         ENGLAND                     100                    HONEYWELL AEROSPACE AND DEFENCE LIMITED
A         ENGLAND                     100                    KODEN MAINTENANCE COMPANY LIMITED
A         ENGLAND                     100                    HONEYWELL INFORMATION SYSTEMS LIMITED
I         ENGLAND                     100                    HONEYWELL LEASING LIMITED
A         ENGLAND                     100                    HONEYWELL HI-SPEC SOLUTIONS LIMITED
A         ENGLAND                     100                    HONEYWELL PENSION TRUSTEES LIMITED
I         ENGLAND                     100                    HONEYWELL I.S. LIMITED
A         ENGLAND                     100                    COMFORT COOLING PLC
A         ENGLAND                     100                    HONEYWELL FM2 LIMITED
A         ARGENTINA                   100          HONEYWELL S.A.I.C.
A         AUSTRALIA                   100          HONEYWELL HOLDINGS PTY. LTD.
A         AUSTRALIA                    99.98            A.C.N. 000 371 184 PTY. LIMITED [ALSO, HONEYWELL LIMITED (AUSTRALIA)
                                                             OWNS .02%]
A         AUSTRALIA                    80               HONEYWELL LIMITED [ALSO, A.C.N. 000 371 184 PTY. LIMITED (AUSTRALIA)
                                                             OWNS 20%]
A         NEW ZEALAND                 100               HONEYWELL HOLDINGS LIMITED
A         NEW ZEALAND                 100                    HONEYWELL LIMITED
A         BELGIUM                     100          HONEYWELL S.A.
A         BELGIUM                      99.97            HONEYWELL EUROPE S.A. [OTHER .03% OWNED BY HONEYWELL INC.]
A         BERMUDA                     100          HONEYWELL ASSURANCE LIMITED
I         BRAZIL                       49          EMBRASID S.A.
A         CANADA                      100          HONEYWELL LIMITED-HONEYWELL LIMITEE [ALSO HONEYWELL-MEASUREX CORPORATION OWNS 3
                                                   PREFERENCE SHARES]
A         CANADA                      100               HONEYWELL-MEASUREX DEVRON INC.
A         BARBADOS                     99               HONEYWELL (BARBADOS) FINANCE AND DEVELOPMENT SRL
                                                            [OTHER 1% OWNERSHIP IS HELD BY HONEYWELL CANADA LIMITED-HONEYWELL
                                                            CANADA LIMITEE]
A         CANADA                      100          HONEYWELL CANADA LIMITED-HONEYWELL CANADA LIMITEE
A         CHILE                        99          HONEYWELL CHILE S.A.  [OTHER 1% OWNER IS MINNEAPOLIS-HONEYWELL
                                                            REGULATOR COMPANY, INC.]
A         CHINA                        55          SINOPEC HONEYWELL (TIANJIN) LIMITED (JOINT VENTURE)
A         CHINA                       100          HONEYWELL (TIANJIN) LIMITED
A         CHINA                       100          HONEYWELL TECHNICAL SERVICES (SHANGHAI) CO. LTD.
A         COLOMBIA                     94.8        HONEYWELL COLOMBIA S.A.  [ALSO OTHER 5.2% OWNED BY MINNEAPOLIS
                                                          HONEYWELL REGULATOR COMPANY, INC., HONEYWELL ELECTRONICS
                                                          CORPORATION, HONEYWELL EUROPE INC., AND HONEYWELL REALTY, INC.]
A         CYPRUS                       99.999%     HONEYWELL CONTROLS INTERNATIONAL LIMITED
                                                          [OTHER .001% OWNED BY HONEYWELL ELECTRONICS CORPORATION]
A         ROMANIA                     100               HONEYWELL CONTROLS S.R.L.
A         DENMARK                     100          HONEYWELL A/S
A         DENMARK                     100               HONEYWELL EJENDOMSVIRKE A/S
I         DOMINICAN REPUBLIC          100          HONEYWELL DOMINICANA C. POR A.
A         ECUADOR                     100          HONEYWELL S.A.
A         FINLAND                     100          HONEYWELL OY
A         FINLAND                     100                MEASUREX ROIBOX OY
A         FINLAND                     100               KIINTEISTOHUOLTO MERATEK OY
I         FINLAND                     100                    VM-KIINTEISTOHUOLTO OY
A         FINLAND                     100               TULLINTORIN KIINTEISTOPALVELU OY
A         FRANCE                      100          HONEYWELL S.A.
A         FRANCE                      100               DAVILOR TECHNOLOGIE S.A.
A         FRANCE                      100               HONEYWELL AEROSPACE S.A.
A         FRANCE                      100               HONEYWELL TELESURVEILLANCE S.A.
A         FRANCE                      100               HONEYWELL SECURITE S.A.


A                                      %
I                    COUNTRY         OWNED                                     COMPANY*
-                    -------         -----                                     -------

A         FRANCE                      100                    ANJOU SECURITE S.A.
A         FRANCE                      100               HONEYWELL GERDS S.A.
A         GERMANY                     100          HONEYWELL HOLDING AG
A         GERMANY                     100               INGENIEURBETRIEB FUER AUTOMATISIERUNGSTECHNIK GmbH
A         GERMANY                     100               HONEYWELL AIRPORT SYSTEMS GmbH
A         GERMANY                     100               HONEYWELL REGELSYSTEME GmbH
A         GERMANY                     100               HONEYWELL-MEASUREX PAPER MACHINE AUTOMATION CENTER GmbH
A         GERMANY                     100               HONEYWELL SAFETY MANAGEMENT SYSTEMS GmbH
A         GERMANY                     100               METALLWERKE NEHEIM GOEKE & CO. GmbH
A         FRANCE                      100                    MNG FRANCE E.U.R.L.
A         BULGARIA                    100               HONEYWELL EOOD
A         CZECH REPUBLIC              100               HONEYWELL, Spol. sr.o.
A         HUNGARY                     100               HONEYWELL SZABALYOZASTECHNIKAI KFT
A         POLAND                      100               HONEYWELL SP.Z.O.O.
A         POLAND                      100                    ENERGY SAVINGS COMPANY SP.Z.O.O.
A         RUSSIA                      100               HONEYWELL AVIATION CONTROL MOSCOW
A         RUSSIA                      100               HONEYWELL HOME AND BUILDING CONTROL
A         SLOVAK REPUBLIC             100               HONEYWELL Spol. sr.o.
A         GERMANY                     100               HONEYWELL AG
A         GERMANY                     100                    HONEYWELL UNTERSTUETZUNGSKASSE GmbH
A         GERMANY                     100                    HONEYWELL BRAUKMANN UNTERSTUETZUNGSKASSE GmbH
A         GERMANY                     100                    HONEYWELL FACILITY MANAGEMENT GmbH
          GERMANY                     100                    NORD-ALARM GESELLSCHAFT FUER ALARM-UND
A         GERMANY                     100                          SICHERHEITSANLAGEN  mbH
A         GERMANY                     100                    WSD GEBAEUDETECHNISCHER SERVICE GmbH
A         AUSTRIA                     100               HONEYWELL AUSTRIA Ges.m.b.H.
A         RUSSIA                      100                    HONEYWELL-STERCH INDUSTRIAL CONTROLS (JOINT VENTURE)
A         UKRAINE                     100                    HONEYWELL LIMITED
A         HONG KONG                    80          HONEYWELL LIMITED  [OTHER 20% OWNED BY HONEYWELL ELECTRONICS
                                                             CORPORATION]
A         INDIA                       100          HONEYWELL INDIA SOFTWARE OPERATION PRIVATE LIMITED
I         INDIA                        40          HONEYWELL INDIA LIMITED
A         INDONESIA                   100          P.T. HONEYWELL INDONESIA
A         ITALY                        99.9995     HONEYWELL S.p.A.  [OTHER .0005% OWNED BY MINNEAPOLIS-HONEYWELL
                                                             REGULATOR COMPANY, INC.]
A         ITALY                       100               DATING S.p.A.
A         ITALY                       100               HONEYWELL U.G.V. S.r.l.
A         ITALY                       100               HONEYWELL TECHNICAL SERVICES S.r.l.
A         ITALY                        25               SINTED S.p.A. (JOINT VENTURE)
I         JAPAN                        50          NEC-HONEYWELL SPACE SYSTEMS LTD.
A         KAZAKHSTAN                  100          HONEYWELL AUTOMATION CONTROLS LLP
A         MALAYSIA                    100          HONEYWELL AUTOMATION AND CONTROLS SDN. BHD.
A         MALAYSIA                    100               HONEYWELL ENGINEERING SDN. BHD.
A         MALAYSIA                     30               BERKAT HONEYWELL SDN. BHD. (JOINT VENTURE)
A         MAURITIUS                   100          HONEYWELL HOLDING LTD.
A         MEXICO                       99.9999973  HONEYWELL S.A. DE C.V.  [OTHER OWNER IS MINNEAPOLIS-HONEYWELL
                                                        REGULATOR COMPANY, INC. .(0000027%)]
A         MEXICO                      100          HONEYWELL OPTOELECTRONICA, S.A. DE C.V.
A         MEXICO                      100          MEXHON S.A. DE C.V.
A         MEXICO                       99.9948     HONEYWELL MANUFACTURAS DE CHIHUAHUA, S.A. DE C.V. HONEYWELL S.A.
                                                         DE C.V.  [OTHER OWNERSHIP .0052% BY MINNEAPOLIS-HONEYWELL REGULATOR
                                                        COMPANY, INC.]
A         NETHERLANDS ANTILLES        100          HONEYWELL CAPITAL N.V.
A         NETHERLANDS                 100               HONEYWELL FINANCE B.V.
A         ITALY                       100                    HONEYWELL COMBUSTION CONTROLS S.r.l.
A         ITALY                       100                         INVAL S.r.l.
A         ITALY                       100                         INECO S.r.l.
A         ITALY                       100                              Acp S.r.l.
A         NETHERLANDS                 100               HONEYWELL MIDDLE EAST B.V.


A                                      %
I                    COUNTRY         OWNED                                     COMPANY*
-                    -------         -----                                     -------

A         KUWAIT                       40                    HONEYWELL KUWAIT K.S.C. (JOINT VENTURE)
A         EGYPT                        98                    HONEYWELL (EGYPT)  [ALSO HONEYWELL S.P.A. OWNS 2%]
A         OMAN                         60                    HONEYWELL & CO. OMAN L.L.C. (JOINT VENTURE)
A         TURKEY                       80                    HONEYWELL OTOMASYON VE KONTROL SISTEMLERI SAN. VE TIC.A.S.
                                                                     (JOINT VENTURE)
A         NETHERLANDS                 100          SKINNER EUROPA B.V.
A         NETHERLANDS                  92.6        HONEYWELL B.V.   [OTHER 7.4% OWNED BY SKINNER EUROPA B.V.]
A         NETHERLANDS                 100               HONEYWELL HI-SPEC SOLUTIONS B.V.
A         NETHERLANDS                 100               GASMODUL B.V.
A         NETHERLANDS                  50               TURNKIEK PROCESS CONTROL B.V.
A         NETHERLANDS                 100                     TURNKIEK BUSINESS IMPROVEMENT B.V.
A         NETHERLANDS                  50               CARA C'AIR B.V.
A         NETHERLANDS                 100               HONEYWELL SAFETY MANAGEMENT SYSTEMS B.V.
A         NETHERLANDS                 100               ESD ELECTRONICS B.V.
A         NETHERLANDS                 100          HONEYWELL FOREIGN SALES CORPORATION B.V.
A         NORWAY                      100          HONEYWELL A/S
A         NORWAY                      100               FLEBU BERGEN A/S
A         NORWAY                       40                    NORD VENTILASJON A/S
A         NORWAY                      100               VENTOK A/S
A         NORWAY                      100               MEASUREX NORWAY A.S.
A         PAKISTAN                    100          HONEYWELL (PRIVATE) LIMITED
A         PANAMA                      100          HONEYWELL LATINOAMERICANA, S.A.
A         VENEZUELA                   100               INGENIERIA DE AUTOMATIZACION INDUSTRIAL, COMPANIA DE HONEYWELL
A         PERU                         99.9        HONEYWELL PERU S.A.   [OTHER .01% OWNERSHIP BY HONEYWELL C.A. (VENEZUELA)]
A         PHILIPPINES                 100          HONEYWELL SYSTEMS (PHILIPPINES), INC.
A         POLAND                       65          HONEYWELL ESCO POLSKA
A         SAUDI ARABIA                 50          HONEYWELL TURKI-ARABIA LIMITED  (JOINT VENTURE)
A         SINGAPORE                   100          HONEYWELL PTE. LTD.
A         SINGAPORE                   100               HONEYWELL AEROSPACE PTE. LTD.
A         SINGAPORE                   100               HONEYWELL SAFETY MANAGEMENT SYSTEMS PRIVATE LIMITED
A         SINGAPORE                    51               HONEYWELL ROTARY PTE. LTD. (JOINT VENTURE)
A         SPAIN                       100          HONEYWELL S.A.
A         SPAIN                        99.8             INTERNACIONAL DE MANTENIMIENTO, S.A.
                                                          [OTHER .2% OWNED BY MANTENIMIENTO Y CONTROL S.A.]
A         SPAIN                        99.9             MANTENIMIENTO Y CONTROL S.A.
                                                          [OTHER .1% OWNED BY INTERNACIONAL DE MANTENIMIENTO, S.A.]
A         SPAIN                        99.99           SINEL, S.A. [1 SHARE OWNED BY INTERNACIONAL DE MANTENIMIENTO, S.A. (.01%)]
A         SPAIN                        99.995          HONEYWELL TECNOLOGIA Y SEGURIDAD, S.A. [1 SHARE OWNED BY
                                                      INTERNACIONAL DE MANTENIMIENTO, S.A. (.005%)]
A         SWEDEN                      100          HONEYWELL AB
A         SWEDEN                      100               INUCONTROL AB
A         SWITZERLAND                 100          HONEYWELL HOLDING AG
A         SWITZERLAND                 100               HONEYWELL CENTRABUERKLE AG
A         SWITZERLAND                 100               HONEYWELL AG
A         SWITZERLAND                 100               SATRONIC HOLDING AG
A         ENGLAND                     100                     SATRONIC CONTROLS (UK) LTD.
A         HUNGARY                     100                     SATRONIC GmbH
A         NETHERLANDS                 100                     SATRONIC NEDERLAND B.V.
A         SWITZERLAND                 100                     PERMONTAGGIO S.A.
A         SWITZERLAND                 100                     R. LUDI AG
A         SWITZERLAND                 100                     SATRONIC AG
A         GERMANY                      61                          SATRONIC GmbH [OTHER 39% OWNED BY R. LUDI AG (SWITZERLAND)]
A         SWITZERLAND                  25                          TECURIA ENGINEERING AG
A         TAIWAN                      100          HONEYWELL TAIWAN LIMITED
A         TAIWAN                      100          HONEYWELL CONSUMER PRODUCTS TAIWAN LTD.

A         THAILAND                     97.9        HONEYWELL SYSTEMS (THAILAND) LIMITED
                                                   [OTHER 2.1%  EQUALLY OWNED BY MINNEAPOLIS-HONEYWELL REGULATOR COMPANY,
                                                          INC., HONEYWELL EUROPE INC., HONEYWELL ELECTRONIC INC., HONEYWELL


A                                      %
I                    COUNTRY         OWNED                                     COMPANY*
-                    -------         -----                                     -------

                                                          OVERSEAS FINANCE, HONEYWELL REALTY ,INC., AND HONEYWELL
                                                          COMMUNICATIONS COMPANY]
A         VENEZUELA                   100          HONEYWELL, C.A.
A         VENEZUELA                   100               SERVICIOS HONEYWELL, C.A.
A         PANAMA                      100               HONEYWELL PANAMA, S.A.


NOTE:    A=ACTIVE                           I =INACTIVE
* SUBSIDIARIES OF HONEYWELL INC.s AFFILIATES OR SUBSIDIARIES ARE INDICATED BY THE INDENTATION OF THE NAME BELOW THE NAME OF THE OWNING COMPANY: e.g., HONEYWELL & CO. OMAN LLC. IS 60% OWNED BY HONEYWELL MIDDLE EAST B.V., WHICH IS 100% OWNED BY HONEYWELL CAPITAL N.V., WHICH IS 100% OWNED BY HONEYWELL INC.